Dreyfus Select Managers Small Cap Growth Fund
Dreyfus Select Managers Small Cap Growth Fund

July 31, 2013

STRATEGIC FUNDS, INC.

– Dreyfus Select Managers Small Cap Growth Fund

Supplement to Summary and Statutory Prospectuses dated July 1, 2013

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Effective on or about October 1, 2013, the following information will supersede and replace the second and third sentences of the first paragraph in “Principal Investment Strategy” in the summary prospectus and “Fund Summary - Principal Investment Strategy” in the prospectus and the fourth through eight sentences of the first paragraph in “Fund Details -Goal and Approach” in the prospectus:

The fund currently considers small cap companies to be those companies with market capitalizations that fall within the range of $50 million and $10 billion. The fund may invest up to 20% of its net assets in securities not considered to be small cap companies.